SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2007 (May 29, 2007)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities.

(a)
On June 1, 2007 Chembio Diagnostics, Inc., a Nevada corporation (the "Company"), granted Mr. Aromando options to purchase 100,000 shares of the Company's common stock, exercisable at a price of $.62 per share, which was the closing price of the Company’s common stock on the date of grant.  All of the options vest on June 1, 2008, provided that Mr. Aromando continues to be employed by the Company.  The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of this issuance.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

(c)
On May 29, 2007, the Company appointed Mr. Robert L. Aromando, Jr. to serve as the Company’s Senior Vice President, Commercial Operations.  Most recently Mr. Aromando was Managing Partner of K Street Associates, LLC, a lobbying and public policy consulting practice he established in 2006 that represents diagnostic and other healthcare companies.  From 2001-2006, Mr. Aromando was Vice President of Marketing, Government Affairs and Public Policy for Bracco Diagnostics, a privately held global leader in medical imaging products with over $1 billion in sales and over 3,000 employees.  Mr. Aromando was previously International Marketing Director for Hoffman La Roche (1991-1998), Director of Global Marketing of Covance Corporation (1998-2000), and President of American Bio Medica (2000-2001). In these positions, Mr. Aromando was significantly engaged in point of care diagnostics, primarily in drug testing. Earlier in his career, from 1984 to 1991, Mr. Aromando held sales and marketing positions with Diagnostic Technology and American Home Products, where his experience included the design and implementation of strategic marketing plans, OEM contracts and distribution agreements for a number of infectious disease diagnostic products and platforms.

ITEM 7.01.                        Regulation FD Disclosure.

On May 30, 2007 the Company issued the press release titled “Chembio Appoints Robert L. Aromando, Jr. Senior Vice President, Commercial Operations” included herein as Exhibit 99.1.

ITEM 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release titled “Chembio Appoints Robert L. Aromando, Jr. Senior Vice President, Commercial Operations” issued May 30, 2007.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 and Exhibit 99.1 attached to this current report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This current report on Form 8-K does not constitute a determination of whether any information included herein is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 4, 2007                                                                           Chembio Diagnostics, Inc.

By:           /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer